13

                                                     EXHIBIT 10.2


                      CONSULTING AGREEMENT


      THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into as of the 31st day of January, 2000, between Harold's Stores, Inc., an Oklahoma corporation ("Harold's" or the "Company"), and PrimaTech Corporation, a Delaware corporation ("Consultant"), with its principal place of business at Route 1, Box 424, Bulls Head Road, Clinton Corners, NY 12514.

                            RECITALS

      A. Harold's has acquired all of the outstanding shares of common stock of CMT Enterprises Inc. ("CMT").

      B. Harold's had utilized the services of CMT for, among other things, the manufacture of merchandise for Harold's.

      C.   Consultant is willing to arrange for Franklin I. Bober
("Bober") to be available to enable Consultant to perform the services for Harold's contemplated by this Agreement.

      D. Harold's wishes to obtain the benefit of Consultant's knowledge and expertise to, among other things, assist it with the business of CMT, and to help it improve its manufacturing operations, merchandise development and sourcing.

      E. Consultant is willing to provide such assistance to Harold's in accordance with the terms and conditions set forth below.

                      TERMS AND CONDITIONS

     1. Retention. The Company hereby retains the Consultant, and the Consultant hereby accepts such retention by the Company, for the Term, in accordance with the terms and conditions hereinafter set forth.

     2. Term of Retention. Unless earlier terminated as hereinafter provided, the term of the Consultant's retention under this Consulting Agreement (the "Term") shall be for a period of two (2) years, commencing February 1, 2000, and ending January 31, 2002. In the event that the Consultant continues in the retention of the Company after the end of the Term, then unless otherwise agreed to by the Consultant and the Company in writing, the Consultant's continued retention by the Company shall, notwithstanding anything to the contrary expressed or implied herein, be terminable by either party at will. It is expressly understood and agreed that the Company does not now have, nor hereafter shall have, any obligation to continue the Consultant in its retention after the Term ends, and that the Consultant does not how have, nor hereafter shall have, any obligation to continue his retention by the Company after the Term ends.

     3.    Duties.   The  Consultant shall be  retained  for  the
principal purpose of advising the Company with respect to the management and utilization of CMT to enable it to continue to obtain merchandise production in the manner in which merchandise was procured for Harold's by CMT. In addition, Consultant shall advise and make recommendations to the Company concerning its manufacturing operations, merchandise development and sourcing, and assist in such activities to the extent requested to do so by the Company. Consultant shall devote such time to its services hereunder as necessary to accomplish Consultant's responsibilities and duties as set forth herein. Consultant shall cause Bober (for purposes herein Bober shall be referred to as "Consultant's Employee") and no one else without Company's prior consent, to perform the consulting services for Harold's hereunder.

           In connection with Consultant's performance of the foregoing duties and responsibilities, Consultant or Consultant's Employee may enter into agreements and commitments and incur liabilities on behalf of the Company in connection with selecting a factory to cut, sew and manufacture goods for the Company, commit to purchase trim for Company's goods and purchase sample yardage of fabric. The procurement of fabric (other than sample yardage) by Consultant or Consultant's Employee on behalf of Company must be preceded by written or e-mail authorization from the Company. In addition Consultant and Consultant's Employee may make recommendations to the Company with respect to withholding payment of invoices from Company's vendors, terminating business relationships that the Company maintains, and hiring or firing employees of Company.

     4. Location of Services. Consultant's services shall principally be performed at Harold's premises in New York City, and, as required from time to time, in Dallas, Texas and may from time to time require international travel.

     5.   Fees.

          (a)   As  fees  for  the  consulting  services  to   be
     performed by Consultant under this Consulting Agreement during the Term, the Corporation shall pay Consultant a Base Fee of Four Hundred Five Thousand Dollars ($405,000.00) per annum, payable at the rate of Thirty-three Thousand Seven Hundred Fifty ($33,750.00) Dollars per month, payable on the 15th day of each month, with the first monthly payment to be made on February 18, 2000 and the remaining payments made on the 15th of the month beginning March 15, 2000.

          (b)   Consultant  shall  be  entitled  to  receive   an
     Incentive  Fee  to  be paid on or before April  15  for  the preceding fiscal year of Company at the same time as the Company pays bonuses to its senior executives. The Incentive Fee payable to Consultant shall be based fifty percent (50%) on the performance of Company on a company-wide basis, and fifty percent (50%) on the performance of Company's manufacturing operation utilizing CMT's business and operations. The Incentive Fee shall be computed and paid in accordance with the plan attached hereto as Exhibit A.

     6. Independent Contractor Status. Consultant shall be treated by the Company as an independent contractor for all purposes. Consultant shall be responsible for payment of the salary of all of its employees and all related taxes, its own insurance  and,  except  as  provided  herein,  all  of  its  own expenses. Consultant shall be responsible for determining the times and locations of its services, consistent with its obligation to fulfill all of its duties hereunder. Consultant and Consultant's Employee shall supply their own vehicles, housing and personal equipment while performing services for the Company in New York.

     7.    Benefits.   During  the  Term,  Consultant  shall  not
participate in any fringe benefit programs provided by the Company for its employees.

     8. Expenses of Consultant. During the Term, the Company shall, subject to and in compliance with such policies of the Company from time to time in effect, reimburse Consultant for all costs and expenses reasonably incurred by Consultant in furtherance of the Company's business (including mileage reimbursement for travel in connection with the Company's business), upon the Corporation's receipt of appropriate documentation thereof. Company shall reimburse Consultant for coach air travel within the continental United States, and business class air travel outside of the continental United States.

     9. Termination Upon Death of Consultant's Employee. In the event of the death of Consultant's Employee during the Term, this Agreement shall terminate effective immediately, however, the Company shall continue to pay the Base Fee through the last day of the month in which death occurs with any Incentive Fee pro rated to the end of such month, and Consultant's unreimbursed expenses. Any Incentive Fee shall be calculated and paid in accordance with paragraph 5(b).

     10.  Termination for Cause.

          (a). By the Company.

               (i) In addition to any other rights or remedies available pursuant to this Consulting Agreement, this Agreement may be terminated by the Company for "Cause," as defined in paragraph 10(a)(ii), by the affirmative vote of two-thirds of Harold's entire Board of Directors at a duly held meeting, upon written notice to Consultant specifying the grounds of termination. Consultant shall be afforded notice of such meeting at least seven (7) days in advance, and shall be permitted to attend and to speak on the subject of the proposed termination. In the event the Company terminates this Agreement for Cause, Consultant shall be entitled to receive the accrued but unpaid Base Fee to the date of the termination, and Consultant's unreimbursed expenses.

               (ii)   For  purposes  of  this  paragraph   10(a),
"Cause" shall consist of:

                    (1)   chronic  alcohol abuse or chronic  drug
abuse by Consultant's Employee;

                    (2) commission by Consultant's Employee of a felony crime;

                    (3)     substantial   misappropriation    for
personal use of assets of the Company or any of its subsidiaries by Consultant's Employee;

                    (4)   the  willful engaging by Consultant  in
conduct which is materially injurious to the Company or any of its subsidiaries, monetarily or otherwise; or

                    (5) breach of any material provision of this Agreement, provided that the Company has provided to Consultant reasonably detailed specification in writing of the alleged refusal to perform and Consultant has not cured such refusal within thirty (30) days;

 For purposes of this paragraph 10(a), no act, or failure to act, on Consultant's part shall be considered "willful" unless done, or omitted to be done, by Consultant's Employee not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

                    (b)  By Consultant.

               (i) In addition to any other rights or remedies available pursuant to this Consulting Agreement, this Agreement may be terminated by Consultant for "Good Reason," as defined in subparagraph 10(b)(ii) below, by giving notice to Harold's in writing specifying the effective date of termination. In the event Consultant terminates this Agreement for Good Reason, Consultant shall be entitled to receive (A) the Base Fee for the remainder of the Term payable monthly at the time it would have been payable absent termination, (B) any Incentive Fees through the remainder of the Term calculated and paid in accordance with paragraph 5(b), and (C) Consultant's unreimbursed expenses.

               (ii)  For  purposes  of this paragraph  10,  "Good
Reason" shall be the occurrence (without Consultant's express written consent) of:

                    (1) failure to timely pay to Consultant any amount due hereunder, which failure is not cured within ten (10) days after notice of such failure; or more than three (3) such failures, whether or not cured within ten (10) days after notice;

                    (2)   the  assignment to  Consultant  of  any
duties materially and adversely inconsistent with the terms of this Agreement;

                    (3)  Consultant's removal from, or failure to
afford  Consultant  the  ability  to  perform,  the  duties   and
responsibilities contemplated under this Agreement; or

                    (4)   The  relocation of the site from  which
Consultant is to perform its principal duties to any place outside of the New York City or the Dallas, Texas metropolitan areas (excluding occasional international travel).

          (c) In the event a dispute over the existence of Cause or Good Reason, the matter shall be resolved by binding arbitration as provided in paragraph 22 below. Until the final resolution of any dispute, the Company shall continue to make all payments provided hereunder, in full and without delay, offset or reduction of any kind, in which event Consultant shall continue to perform its duties hereunder. If the dispute is resolved in favor of the Company, the Company may set off the amount of any damages awarded through arbitration against amounts otherwise payable under that certain Promissory Note dated February 18, 2000 in original principal amount of $2,544,799.42. The exercise of such right of set-off by the Company will not constitute an event of default under such Promissory Note. Neither the exercise nor the failure to exercise such right of set-off will constitute an election of remedies or limit the Company in any manner in the enforcement of any other remedies that may be available to it.


      11. Termination for Disability. If as a result of incapacity due to physical or mental illness or injury, Consultant's Employee shall have been absent from his duties preventing Consultant from performing its services hereunder for 135 consecutive days, the Company shall be entitled to terminate this Agreement. Thirty (30) days after giving written notice (which may occur before or after the end of such 135 day period, but which shall not be effective earlier than the last day of such 135 day period), the Company may terminate this Agreement, provided Consultant's Employee is unable to resume his consulting duties at the conclusion of such notice period. In the event this Agreement is terminated as a result of Consultant's Employee's disability, Consultant shall receive from the Company, the Base Fee and Incentive Fee prorated through the effective date of termination.

      12. Termination By Company Without Cause. The Company by the affirmative vote of two-thirds of Harold's entire Board of Directors at a duly held meeting, may terminate this Agreement at any time without cause, effective thirty (30) days after written notice to Consultant of the Board's determination. In the event this Agreement is terminated by the Company Without Cause, Consultant shall be entitled to receive the Base Fee for the remainder of the Term, payable monthly at the time it would have been payable absent the termination, plus Incentive Fee prorated through the effective date of termination pro rated for the period from the first day of Harold's fiscal year to the effective date of termination (or, if this occurs in the first year of this Agreement, 50% of Consultant's Base Fee prorated as described above), and Consultant's unreimbursed expenses. Any Incentive Fee shall be calculated and paid in accordance with paragraph 5(b).

       13.   Non-Competition  and  Non-Solicitation.   Consultant
agrees that during the Term and for a period of one (1) year following the termination of this Agreement, except for a termination by Consultant for "Good Reason":

           (a) Consultant (and Consultant's Employee) will not, without the prior written consent of Company, directly or indirectly, personally, or as principal, agent, employee, shareholder, partner, lender, consultant, advisor or trustee of any company, firm, enterprise or business, solicit business from or render services to any multi-store retail specialty business utilizing stores, catalogs and/or Internet to sell men's and women's apparel that has any retail store in any state where Company has a store, and states that the Company has targeted for opening new stores in the study prepared by the Green Group.

           (b) Consultant (and Consultant's Employee) will not, without the prior written consent of Company, directly or indirectly, personally, or as principal, agent, employee, shareholder, partner, consultant, advisor or trustee of any company, firm, enterprise or business, solicit any customer, supplier, licensee or business relation of Company to cease doing business with, or reduce the amount of business it does with, Company, whether or not Consultant or Consultant's Employee had personal contact with such persons.

           (c) Except for employees previously terminated by Company and Angelo Fusaro, Consultant (and Consultant's Employee) will not, without the prior written consent of Company, directly or indirectly, personally or as principal, agent, employee, shareholder, partner, consultant, advisor or trustee of any company, firm, enterprise or business, (A) induce or attempt to induce any employee of the Company or one of its subsidiaries to leave the employ of the Company or one of its subsidiaries, (B) in any way interfere with the relationship between the Company or one of its subsidiaries and any employee of the Company or one of its subsidiaries, or (C) employ or otherwise engage as an employee, independent contractor or otherwise, any employee of the Company or one of its subsidiaries.

      14. Confidentiality. Consultant agrees to regard and preserve as confidential at all times during its retention by the Company and thereafter all Confidential Information (as defined below) pertaining to the Company's business that has been or may be obtained by Consultant in the course of this retention by Company whether Consultant or Consultant's Employee has such information in memory or in writing or other physical form. Neither Consultant nor Consultant's Employee will, without written authority from Company to do so, use for its or his benefit or purposes or disclose to others for any reason, either during the Term or thereafter, except as required by the services hereunder, any Confidential Information connected with the business of Company. This provision shall not apply to Confidential Information known to Consultant or Consultant's Employee prior to Consultant's retention hereunder (except that it shall apply to merchandise development, design libraries and fabrics developed for the Company), or after the Confidential Information has been voluntarily disclosed to the public, independently developed and disclosed by others, or otherwise enters the public domain through lawful means.

      For purposes of this Agreement, "Confidential Information" shall mean any information relating to the business of Company or any of its subsidiaries or affiliates that has not previously been publicly released by duly authorized representatives of Company and shall include (but shall not be limited to) Company information encompassed in all plans, proposals, computer programs, business, marketing and sales plans and strategies, financial information, costs, research information, pricing information, customer and vendor identity, records, files and information, and all methods, concepts information, knowledge and ideas reasonably related to the business of Company.

       15.    Indemnification.   In  the  event   Consultant   or
Consultant's Employee (for purposes of this paragraph 15, collectively "Consultant") is made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company against Consultant or Consultant's Employee), by reason of the fact that it or he is or was performing consulting services pursuant to this Agreement, the Company shall indemnify Consultant against all expenses (including reasonable attorney fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Consultant in connection therewith. Further, while Consultant and Consultant's Employee shall at all times use their best efforts to faithfully discharge their duties and responsibilities under this Agreement, Consultant and Consultant's Employee shall not be held liable to the Company for errors or omissions in connection with performing its duties hereunder made in good faith where Consultant and Consultant's Employee have not exhibited willful or deliberate malfeasance or performed criminal and fraudulent acts which damage the business of the Company or acted outside the scope of their authority as provided herein.

     Within 20 days (or such earlier time as might be required to avoid prejudicing Company's position) after receipt of notice of commencement of any action, suit or proceeding evidenced by service of process or other legal pleading, Consultant shall give Company written notice thereof together with a copy of such claim, process or other legal pleading, and Company shall have the right to undertake the defense thereof by representatives of its own choosing (subject to approval of such representatives by Consultant which consent shall not be unreasonably withheld) and at its own expense; provided that Consultant may participate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by Consultant.

     In the event that Company, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, Consultant will (upon further notice to Company) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of Company, subject to the right of Company to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

     Notwithstanding the foregoing, Company shall not settle any claim without the consent of Consultant unless such settlement involves only the payment of money and the claimant provides to Consultant a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, Company shall not settle the claim without the prior written consent of Consultant, which consent shall not be unreasonably withheld.

     Consultant  and  Company  will  each  cooperate   with   all
reasonable requests of the other.

       16. No Prior Agreements. The parties hereby each represents and warrants to the other that the execution of this Agreement and the performance of each party's duties hereunder will not violate or be a breach of any agreement with any employer, client or any other person or entity. Each party agrees to indemnify the other for any claim, including, but not limited to, attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have based upon or arising out of any non-competition agreement, invention or secrecy agreement between Consultant (and/or Consultant's Employee), or the Company, and such third party which was in existence as of the date of this Agreement.

      17. Assignment; Binding Effect. Consultant understands that it has been selected for retention by the Company on the basis of personal qualifications, experience and skills of Consultant's Employee. Consultant agrees, therefore, it cannot assign all or any portion of its performance under this Agreement. The Company shall not assign this Agreement without the prior written consent of Consultant which consent shall not unreasonably be withheld, provided that Company can assign this Agreement to a subsidiary of Company. Subject to the preceding, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

      18. Complete Agreement; No Waiver. Consultant (and/or Consultant's Employee) on the one hand, and the Company on the other hand, each has no oral representations, understandings or agreements with the other, or any of their respective officers, directors or representatives covering the same subject matter as this Agreement. This written Agreement is the final, complete and exclusive statement of expression of the agreement between the Company and Consultant and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This agreement may not be later modified except by a further writing signed by a duly authorized officer of the company and Consultant, and no term of this Agreement may be waived except by writing signed by the party waiving the benefit of such term. Failure to insist upon strict compliance with any of the terms, covenants, or conditions of this Consulting Agreement shall not be deemed a waiver, nor shall any waiver or relinquishment of any right or power under this Consulting
Agreement at any one or more times be deemed waiver or relinquishment of such right or power at any other time or times.

      19. Notice. All notices, requests, demands and other communications hereunder shall be given in writing and shall be:
(a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:


                    To  the  Company:           Harold's  Stores,
                    Inc.
                         765 Asp
                         Norman, OK 73069
                           Attn:  Jodi  Taylor,  Chief  Financial
Officer
                         Facsimile: (405) 366-2538

     With a copy
                         simultaneously sent to:  Crowe & Dunlevy
                         321 S. Boston, Fifth Floor
                         Tulsa, OK  74104
                         Attn: Lon Foster, III
                         Facsimile: (918) 599-6336


                         To       Consultant:           PrimaTech
                         Corporation
                         Route 1, Box 424
                         Bulls Head Road
                         Clinton Corners, NY 12514
                         Attn: Frank Bober, President
                         Facsimile: (914) 266-8281


With copy simultaneously sent to:  Shiff & Tisman
                         280 Madison Avenue
                         New York, New York   10016
                         Attn: Stephen E. Tisman, Esq.
                         Facsimile: (212) 686-1544

If personally delivered, such communication shall be deemed delivered upon actual receipt. If electronically transmitted pursuant to this paragraph 19, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this paragraph 19, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph 19, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any party to this Agreement may change its address for the purposes of this Agreement by giving written notice thereof in accordance with this paragraph 19.

     20. Severability. If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative.

     21.  Certain Interpretive Matters.

           (a) Unless the context otherwise requires, (i) all references to paragraphs or Exhibits are to paragraphs or Exhibits to this Agreement, (ii) each term defined in this Agreement has the meaning assigned to it, (iii) "or" is disjunctive but not necessarily exclusive, (iv) words in the singular include the plural and vice versa, and (v) all references to "$" or dollar amounts will be to lawful currency of the United States of America.

          (b) No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

           (c) The paragraph headings herein are for reference purposes only and are not intended, and shall not be utilized, in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

           (d) The word "including" means "including, without limitation," and does not limit the preceding words or terms.

          (e) All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

          (f) References to "Company" shall include all subsidiaries of the Company as the circumstances require.

     22.  Resolution of Disputes.

           (a) Arbitration. Any dispute, controversy or claim arising out of or relating to the Agreement or the performance by the parties of its terms shall be settled by binding arbitration held in St. Louis, Missouri in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as specifically otherwise provided in this paragraph 22. This paragraph 22 shall be construed and enforced in accordance with the Federal Arbitration Act, notwithstanding any other choice of law provision in this Agreement. Notwithstanding the foregoing, any party hereto may, in its discretion, apply to a court of competent jurisdiction for equitable relief. Such an application shall not be deemed a waiver of the right to compel arbitration pursuant to this paragraph 22.

           (b)   Arbitrators.   The panel to be  appointed  shall
consist of three arbitrators, one selected by each party, and the third mutually acceptable to the arbitrators selected by the parties

           (c) Procedures. The arbitrators shall allow such discovery as the arbitrators determine appropriate under the circumstances and shall resolve the dispute as expeditiously as practicable, and if reasonably practicable, within ninety (90) days after the selection of the arbitrators, The arbitrators shall give the parties written notice of the decision, with the reasons therefor set out, and shall have thirty (30) days thereafter to reconsider and modify such decision if any party so requests within ten (10) days after the decision.

           (d) Authority. The arbitrators shall have authority to award relief under legal or equitable principles, including interim or preliminary relief, and to allocate responsibility for the costs of the arbitration and to award recovery of attorneys fees and expenses in such manner as is determined to be appropriate by the arbitrators, provided the arbitrators shall not have the power or authority to award consequential, incidental or punitive damages.

           (e) Entry of Judgment. Judgment upon the award rendered by the arbitrators may be entered in any court having in personam and subject matter jurisdiction. Company, Consultant and Consultant's Employee hereby submit to the in personam jurisdiction of the Federal and State courts in St. Louis, Missouri for the purpose of confirming any such award and entering judgment thereon, and waive any objections they might have to lack of personal jurisdiction, or based on improper venue or inconvenient forum.

           (f)   Confidentiality.   All  proceedings  under  this
paragraph 22, and all evidence given or discovered pursuant hereto, shall be maintained in confidence by all parties and by the arbitrators.

           (g) Continued Performance. The fact that the dispute resolution procedures specified in this paragraph 22 shall have been or may be invoked shall not excuse any party from performing its obligations under this Agreement and during the pendency of any such procedure all parties shall continue to perform their respective obligations in good faith, subject to any rights to terminating this Agreement that may be available to any party. Notwithstanding the foregoing, Consultant may suspend performance if Company fails to pay the Compensation provided hereunder as and when due under the terms of this Agreement.

     23. Governing Law. This Agreement shall in all respects be governed and construed in accordance with the laws of the State of New York applicable to contracts made and wholly to be performed in New York.

       24.    Counterparts.   This  Agreement  may  be   executed
simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      25. Attorney's Fees. In the event of any litigation or arbitration arising under or in connection with this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees as determined by the court or arbitration panel, as the case may be. Each party to this Agreement represents and warrants that it has been represented by counsel in the negotiation and execution of the Agreement, including without limitation the provisions set forth in this paragraph 25.

      26. Survival. The termination of this Agreement shall not affect the obligations of the parties under paragraphs 9, 10, 11, 12, 13, 14, 15 and 22 above, to the extent such provisions reasonably contemplate post-termination effectiveness, which obligations shall expressly survive.

          [END OF PAGE - SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              Harold's Stores, Inc.


                                  By:      __/s/    H.     Rainey
Powell__________
                                     H. Rainey Powell,
                                     President

                              CONSULTANT:

                              PrimaTech Corporation


                                By:   __/s/  Franklin  I.   Bober
__________
                                    Franklin I. Bober,
                                    President
























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